UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 22, 2022

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of principal executive offices, including zip code)

(913) 213-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

AMC Preferred Equity Units, each constituting a depositary share representing a 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 22, 2022, AMC Entertainment Holdings, Inc. (the “Company” or “AMC”) announced it entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Antara Capital, LP (the “Investor”), pursuant to which the Company will, subject to the satisfaction of certain closing conditions, (i) sell to the Investor 106,595,106 AMC Preferred Equity Units (“APEs”) for an aggregate purchase price of $75.1 million (the “Forward Purchase APEs”) and (ii) simultaneously purchase from the Investor, on a private basis, $100 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026 (the “Exchange Notes”) in exchange for 91,026,191 APEs (together with the Forward Purchase APEs, the “Private Placement APEs”).

In addition, immediately prior to entry into the Forward Purchase Agreement, the Investor confirmed a $34.9 million purchase of 60,000,000 APEs (the “Initial APEs”) under the Company’s at-the-market program (“ATM program”). The sale of the Initial APEs was made, subject to closing, in the ATM program pursuant to the Equity Distribution Agreement, dated September 26, 2022, as amended, and the Company’s shelf registration statement on Form S-3 (File No. 333-266536).

The foregoing transactions reflect a weighted average price of $0.660 per APE unit. The Company intends to use the net proceeds from the sale of the Initial APEs and the Forward Purchase APEs primarily to further deleverage and/or bolster liquidity.

The obligation of the Company and the Investor to consummate the transactions contemplated by the Forward Purchase Agreement is conditioned upon customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the transaction is expected to close on the business day after the applicable waiting period has expired (“Closing”).

Pursuant to the Forward Purchase Agreement, the Company shall hold a special meeting of the Company’s stockholders (the “Special Meeting”) within 90 days of the date of the Forward Purchase Agreement (the “Special Meeting Date”) for a vote to (A) amend the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of the Company’s Class A common stock (“Common Stock”) to a number at least sufficient to permit the full conversion of the then-outstanding shares of Series A Convertible Participating Preferred Stock into Common Stock, or to such higher number of authorized shares of Common Stock as the Company’s board of directors may determine in its sole discretion and (B) amend the Company’s amended and restated certificate of incorporation to effect a 10 to 1 reverse-stock split of the Common Stock (collectively, the “Charter Amendment”). The Investor has agreed to vote or cause to be voted the Private Placement APEs and Initial APEs and any additional APEs and Common Stock owned or controlled, either directly or indirectly by the Investor or any of its affiliates, in favor of the Charter Amendment.

The Forward Purchase Agreement contains lock-up restrictions restricting the sale, transfer or other disposition, as applicable, of APEs by the Company and the Investor until the earlier of 90 days after the date of the Forward Purchase Agreement or the Special Meeting Date (the “Lock-Up Period”), provided that the Company may issue APEs in an amount not to exceed $40 million in aggregate net proceeds. In addition, no later than two (2) business days prior to the expiration of the Lock-Up Period, the Company will file a prospectus supplement to its shelf registration statement on Form S-3 (File No. 333-266536) registering the resale of the Private Placement APEs and the Initial APEs.

The Forward Purchase Agreement may be terminated by either party under certain circumstances, including by (i) mutual written consent of the Company and the Investor and (ii) automatically if the Closing does not occur on or prior to 90 days from the date of the Forward Purchase Agreement.

The foregoing is a brief description of the Forward Purchase Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Forward Purchase Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above is incorporated herein by reference. The issuance of the Private Placement APEs will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

For additional information regarding the APEs, including the convertibility features thereof, see the Company’s Form 8-A filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2022.

Item 7.01	Regulation FD Disclosure

On December 22, 2022, the Company issued a press release announcing entry into the Forward Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 disclosure is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure shall not be incorporated by reference into the filings of AMC under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the Charter Amendment. This filing does not constitute a solicitation of any vote or approval. In connection with the Charter Amendment, the Company plans to file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the Charter Amendment. The Company may also file other documents with the SEC regarding the Charter Amendment. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE CHARTER AMENDMENT OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CHARTER AMENDMENT. Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov or on the Company’s investor relations website at http://investor.amctheatres.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements we make regarding the conditions to the closing of the Forward Purchase Agreement, the impact of COVID-19, future attendance and box office levels, our liquidity, and the potential conversion of our AMC Preferred Equity Units. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the risk of not being able to obtain Hart-Scott-Rodino approval; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the potential impact of AMC’s existing or potential lease defaults; the impact of the COVID-19 virus on AMC, the motion picture exhibition industry, and the economy in general; the seasonality of AMC’s revenue and working capital; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its borrowing capacity and its ability to meet its financial maintenance and other covenants; motion picture production and performance; AMC’s lack of control over distributors of films; intense competition in the geographic areas in which AMC operates; increased use of alternative film delivery methods or other forms of entertainment; shrinking exclusive theatrical release window; AMC Stubs A-List not meeting anticipated revenue projections; general and international economic, political, regulatory and other risks; limitations on the availability of capital; AMC’s ability to refinance its indebtedness on favorable terms; availability of financing upon favorable terms or at all; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; supply chain disruptions, labor shortages, increased cost and inflation; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Form 10-K for the year ended December 31, 2021 and Form 10-Q for the quarter ended September 30, 2022 filed with the SEC, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Forward Purchase Agreement, dated as of December 22, 2022, by and between AMC Entertainment Holdings, Inc. and Antara Capital LP
99.1	Press Release, dated December 22, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2022	AMC ENTERTAINMENT HOLDINGS, INC.

	By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: Executive Vice President and Chief Financial Officer